SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - March 25, 1998

                                ACNB CORPORATION
             (Exact name of registrant as specified in its charter)


  Pennsylvania              0-11783                  23-2233457
-----------------        ---------------          --------------
State or other          (Commission File          (IRS Employer
jurisdiction of             Number)               Identification
incorporation)                                         Number)

675 Old Harrisburg Road,
Gettysburg, Pennsylvania                  17325
------------------------                 -------
(Address of principal                   (Zip Code)
executive offices)

Registrant's telephone number including area code: )717) 334-3161

                              N/A
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)


                    Page 1 of 32 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4

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Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

          The Registrant files this Current Report on Form 8-K to deliver certain documents, by exhibit, to the Commission.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements and Exhibits.

         Exhibits:

         3(ii)  Registrant's Bylaws, as amended.

         99     Executive Employment Agreement, dated as of
                January 1, 1998, between Adams County National
                Bank, ACNB Corporation and Ronald L. Hankey.

Item 8.  Change in Fiscal Year.

         Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ACNB Corporation
                                     (Registrant)

                             By:  /s/ Ronald L. Hankey
                                 ------------------------------
                                  Ronald L. Hankey
                                 (President and Chief Executive
                                  Officer)

Dated: March 25, 1998

                          EXHIBIT INDEX


                                                  Page Number
                                              in Manually Signed
   Exhibit No.                                       Original
   -----------                                      --------

      3(ii)     Registrant's Bylaws, as amended.       5

     99         Executive Employment Agreement,        19
                dated as of January 1, 1998,
                between Adams County National
                Bank, ACNB Corporation and
                Ronald L. Hankey.